FIRST AMENDEMENT
to License Agreement dated November 19, 1990, by and between the Company and the
                      Massachusetts Insitute of Technology

This amendment with the effective date of 19 November 1990 is to the License Agreement dated February 9, 1990 between Electronics for Imaging, Inc. and the Massachusetts Institute of Technology.

The parties thereto agree that the grant of Paragraph 2.1 also includes the exclusive license to practice any invention covered by the Patent Rights and that the exclusivity provision of 2.3 applies to practice of any invention covered by the Patent Rights.

Agreed to for:

MASSACHUSETTS INSTITUTE                      ELECTRONICS FOR IMAGING, INC.
OF TECHNOLOGY

By:  John T. Prist                           By:  E. Arazi
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Title    Dir. TLO                            Title     President
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Date      11-19-90                           Date      Nov 19 1990
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